Exhibit 21.1

SUBSIDIARIES OF THE COMPANY

Name	Jurisdiction of Organization

AA Challenger, LLC	Delaware
AA Air, LLC	Delaware
AARC, INC.	Delaware
AAIC, INC.	Delaware
ADVANCE AMERICA LEASING SERVICES, INC.	Delaware
ADVANCE AMERICA SERVICING OF ARKANSAS, INC.	Delaware
ADVANCE AMERICA SERVICING OF GEORGIA, INC.	Delaware
ADVANCE AMERICA SERVICING OF INDIANA, INC.	Delaware
ADVANCE AMERICA SERVICING OF TEXAS, L.P.	Texas
ADVANCE AMERICA, CASH ADVANCE CENTERS OF ALABAMA, INC.	Delaware
• d/b/a Advance America
• d/b/a Advance America, Cash Advance Centers
ADVANCE AMERICA, CASH ADVANCE CENTERS OF ALASKA, INC.	Delaware
ADVANCE AMERICA, CASH ADVANCE CENTERS OF ARIZONA, INC.	Delaware
• d/b/a Advance America
• d/b/a Advance America, Cash Advance Centers
ADVANCE AMERICA, CASH ADVANCE CENTERS OF ARKANSAS, INC.	Delaware
ADVANCE AMERICA, CASH ADVANCE CENTERS OF CALIFORNIA, LLC	Delaware
• d/b/a Advance America
• d/b/a Advance America, Cash Advance Centers
ADVANCE AMERICA, CASH ADVANCE CENTERS OF COLORADO, LLC	Delaware
• d/b/a Advance America
• d/b/a Advance America, Cash Advance Centers
ADVANCE AMERICA, CASH ADVANCE CENTERS OF CONNECTICUT, INC.	Delaware
ADVANCE AMERICA, CASH ADVANCE CENTERS OF DELAWARE, INC.	Delaware
ADVANCE AMERICA, CASH ADVANCE CENTERS OF DISTRICT OF COLUMBIA, INC.	Delaware
ADVANCE AMERICA, CASH ADVANCE CENTERS OF FLORIDA, INC.	Delaware
• d/b/a Advance America
• d/b/a Advance America, Cash Advance Centers
ADVANCE AMERICA, CASH ADVANCE CENTERS OF GEORGIA, INC.	Delaware
ADVANCE AMERICA, CASH ADVANCE CENTERS OF HAWAII, INC.	Delaware
ADVANCE AMERICA, CASH ADVANCE CENTERS OF IDAHO, INC.	Delaware
• d/b/a Advance America
• d/b/a Advance America, Cash Advance Centers
ADVANCE AMERICA, CASH ADVANCE CENTERS OF ILLINOIS, INC.	Delaware
• d/b/a Advance America
• d/b/a Advance America, Cash Advance Centers
ADVANCE AMERICA, CASH ADVANCE CENTERS OF INDIANA, INC.	Delaware
• d/b/a Advance America
• d/b/a Advance America, Cash Advance Centers
ADVANCE AMERICA, CASH ADVANCE CENTERS OF IOWA, INC.	Delaware
ADVANCE AMERICA, CASH ADVANCE CENTERS OF KANSAS, INC.	Delaware
ADVANCE AMERICA, CASH ADVANCE CENTERS OF KENTUCKY, INC.	Delaware
• d/b/a Advance America
• d/b/a Advance America, Cash Advance Centers
ADVANCE AMERICA, CASH ADVANCE CENTERS OF LOUISIANA, LLC	Delaware
• d/b/a Advance America
• d/b/a Advance America, Cash Advance Centers
ADVANCE AMERICA, CASH ADVANCE CENTERS OF MAINE, INC.	Delaware
ADVANCE AMERICA, CASH ADVANCE CENTERS OF MARYLAND, INC.	Delaware
ADVANCE AMERICA, CASH ADVANCE CENTERS OF MASSACHUSETTS, INC.	Delaware
ADVANCE AMERICA, CASH ADVANCE CENTERS OF MICHIGAN, INC.	Delaware
ADVANCE AMERICA, CASH ADVANCE CENTERS OF MINNESOTA, INC.	Delaware
ADVANCE AMERICA, CASH ADVANCE CENTERS OF MISSISSIPPI, LLC	Delaware
• d/b/a Advance America
• d/b/a Advance America, Cash Advance Centers
ADVANCE AMERICA, CASH ADVANCE CENTERS OF MISSOURI, INC.	Delaware
• d/b/a Advance America
• d/b/a Advance America, Cash Advance Centers
ADVANCE AMERICA, CASH ADVANCE CENTERS OF MONTANA, INC.	Delaware
• d/b/a Advance America
• d/b/a Advance America, Cash Advance Centers
ADVANCE AMERICA, CASH ADVANCE CENTERS OF NEBRASKA, INC.	Delaware
ADVANCE AMERICA, CASH ADVANCE CENTERS OF NEVADA, INC.	Delaware
• d/b/a Advance America
• d/b/a Advance America, Cash Advance Centers
ADVANCE AMERICA, CASH ADVANCE CENTERS OF NEW HAMPSHIRE, INC.	Delaware
• d/b/a Advance America
• d/b/a Advance America, Cash Advance Centers
ADVANCE AMERICA, CASH ADVANCE CENTERS OF NEW JERSEY, INC.	Delaware
ADVANCE AMERICA, CASH ADVANCE CENTERS OF NEW MEXICO, INC.	Delaware
• d/b/a Advance America
• d/b/a Advance America, Cash Advance Centers
ADVANCE AMERICA, CASH ADVANCE CENTERS OF NEW YORK, INC.	Delaware
ADVANCE AMERICA, CASH ADVANCE CENTERS OF NORTH CAROLINA, INC.	Delaware
ADVANCE AMERICA, CASH ADVANCE CENTERS OF NORTH DAKOTA, INC.	Delaware
ADVANCE AMERICA, CASH ADVANCE CENTERS OF OHIO, INC.	Delaware
• d/b/a Advance America
• d/b/a Advance America, Cash Advance Centers
ADVANCE AMERICA, CASH ADVANCE CENTERS OF OKLAHOMA, INC.	Delaware
• d/b/a Advance America
• d/b/a Advance America, Cash Advance Centers
ADVANCE AMERICA, CASH ADVANCE CENTERS OF OREGON, INC.	Delaware
• d/b/a Advance America
• d/b/a Advance America, Cash Advance Centers
ADVANCE AMERICA, CASH ADVANCE CENTERS OF PENNSYLVANIA, LLC	Delaware
ADVANCE AMERICA, CASH ADVANCE CENTERS OF RHODE ISLAND, INC.	Delaware
ADVANCE AMERICA, CASH ADVANCE CENTERS OF SOUTH CAROLINA, INC.	Delaware
• d/b/a Advance America
• d/b/a Advance America, Cash Advance Centers
ADVANCE AMERICA, CASH ADVANCE CENTERS OF SOUTH DAKOTA, INC.	Delaware
• d/b/a Advance America
• d/b/a Advance America, Cash Advance Centers

ADVANCE AMERICA, CASH ADVANCE CENTERS OF TENNESSEE, INC.	Delaware
• d/b/a Advance America
• d/b/a Advance America, Cash Advance Centers
ADVANCE AMERICA, CASH ADVANCE CENTERS OF TEXAS, INC.	Delaware
ADVANCE AMERICA, CASH ADVANCE CENTERS OF UTAH, INC.	Delaware
ADVANCE AMERICA, CASH ADVANCE CENTERS OF VERMONT, INC.	Delaware
ADVANCE AMERICA, CASH ADVANCE CENTERS OF VIRGINIA, INC.	Delaware
• d/b/a Advance America
• d/b/a Advance America, Cash Advance Centers
ADVANCE AMERICA, CASH ADVANCE CENTERS OF WASHINGTON, LLC	Delaware
• d/b/a Advance America
• d/b/a Advance America, Cash Advance Centers
ADVANCE AMERICA, CASH ADVANCE CENTERS OF WEST VIRGINIA, INC.	Delaware
ADVANCE AMERICA, CASH ADVANCE CENTERS OF WISCONSIN, INC.	Delaware
• d/b/a Advance America, Cash Advance Centers
ADVANCE AMERICA, CASH ADVANCE CENTERS OF WYOMING, INC.	Delaware
• d/b/a Advance America
• d/b/a Advance America, Cash Advance Centers
MCKENZIE CHECK ADVANCE OF ALABAMA, L.L.C.	Tennessee
MCKENZIE CHECK ADVANCE OF ARKANSAS, LLC	Tennessee
MCKENZIE CHECK ADVANCE OF COLORADO, LLC	Tennessee
MCKENZIE CHECK ADVANCE OF INDIANA, LLC	Tennessee
MCKENZIE CHECK ADVANCE OF IOWA, L.L.C.	Tennessee
• d/b/a Advance America, Cash Advance Centers
MCKENZIE CHECK ADVANCE OF KANSAS, LLC	Tennessee
MCKENZIE CHECK ADVANCE OF MISSISSIPPI, LLC	Tennessee
• d/b/a National Cash Advance
MCKENZIE CHECK ADVANCE OF MISSOURI, L.L.C.	Tennessee
• d/b/a National Cash Advance
MCKENZIE CHECK ADVANCE OF NEBRASKA, LLC	Tennessee
• d/b/a Advance America, Cash Advance Centers
MCKENZIE CHECK ADVANCE OF NEW JERSEY, L.L.C.	Tennessee
MCKENZIE CHECK ADVANCE OF OHIO, LLC	Tennessee
• d/b/a National Cash Advance
MCKENZIE CHECK ADVANCE OF OREGON, LLC	Tennessee
MCKENZIE CHECK ADVANCE OF WASHINGTON, L.L.C.	Tennessee
MCKENZIE CHECK ADVANCE OF WISCONSIN, LLC	Tennessee
• d/b/a National Cash Advance
NCAS OF DELAWARE, LLC	Delaware
• d/b/a Advance America, Cash Advance Centers
NCAS OF NEW JERSEY, LLC	Delaware
ADVANCE AMERICA MONEY.COM, INC.	Delaware